UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026

BRIACELL THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXZ	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 5, 2026, BriaCell Therapeutics Corp. (the “Company”) held its Annual General and Special Meeting of Shareholders (the “Meeting”). As of January 26, 2026, the date of record for determining the shareholders entitled to vote on the proposals presented at the Meeting, there were 7,250,487 common shares of the Company issued and outstanding and entitled to vote at the Meeting. A total of 3,502,695 common shares of the Company, constituting a quorum, were represented in person or by valid proxies at the Meeting. The matters submitted to a vote of the Company’s shareholders at the Meeting are described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 12, 2026. The final results for each of the matters submitted to a vote of the Company’s shareholders at the Meeting are as follows:

Proposal 1. At the Meeting, the shareholders ratified the appointment of MNP LLP as auditors for the Company and the authorization of the Board of Directors of the Company (the “Board”) to fix the auditors’ remuneration and terms of engagement. The result of the votes to ratify the appointment of MNP LLP was as follows:

For	Withhold	Broker Non-Votes
3,431,761	70,934	0

Proposal 2. At the Meeting, the terms of six (6) members of the Board expired. Each of the six (6) nominees for director (the “Nominees”) were elected to serve until the next annual and special meeting of shareholders, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed, or becomes disqualified in accordance with the Articles of the Company, as amended and in effect, or the Business Corporations Act (British Columbia). The result of the votes to elect the Nominees was as follows:

Directors	For	Withhold	Broker Non-Votes
Dr. Jane Gross	1,837,220	49,810	1,615,665
Mr. Jamieson Bondarenko	1,847,842	39,188	1,615,665
Dr. William V. Williams	1,837,675	49,355	1,615,665
Dr. Rebecca Taub	1,837,729	49,301	1,615,665
Mr. Vaughn C. Embro-Pantalony	1,847,644	39,386	1,615,665
Mr. Martin Schmieg	1,844,132	42,898	1,615,665

Proposal 3. At the Meeting, the Company’s shareholders re-approved the Company’s omnibus equity incentive plan (the “Omnibus Equity Incentive Plan”). The result of the votes to re-approve the Omnibus Equity Incentive Plan was as follows:

For	Against	Broker Non-Votes
1,524,081	362,949	1,615,665

EXHIBIT INDEX

Exhibit	Description
10.1	Omnibus Equity Incentive Plan (incorporated by reference from Schedule I to the Definitive Proxy Statement on Schedule 14A of the Company, filed with the SEC on February 12, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
March 9, 2026	William V. Williams
President and Chief Executive Officer